EXHIBIT 10.12

                            INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made and entered into as of _____________, by and between NetStaff, Inc., an Indiana corporation (the "COMPANY"), and ______________ ("INDEMNITEE").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, qualified individuals are becoming more reluctant to serve public corporations as directors or officers unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

         WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons would be detrimental to the best interests of the Company and its stockholders;

         WHEREAS, the By-Laws of the Company provide for the indemnification of the Company's directors and officers to the fullest extent permitted by Indiana law and the Indemnitee has been serving and continues to serve as a director or officer of the Company in part in reliance on such By-Laws;

         WHEREAS, the Board of Directors deems it reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify its officers and directors to the fullest extent permitted by Indiana law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve or take on additional service for or on behalf of the Company on the condition that he be so indemnified;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. SERVICES BY INDEMNITEE. Indemnitee hereby agrees to serve as a director or officer of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue to retain Indemnitee in any such position. Nothing herein shall confer upon the Indemnitee the right to continue to serve the Company as an officer or director or affect the Company's right to terminate Indemnitee's services at any time in the Company's sole discretion.

         SECTION 2. INDEMNIFICATION. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by Indiana law as in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this SECTION 2, the rights of indemnification of Indemnitee provided hereunder shall include, but shall not be limited to, those rights set forth hereinafter, except that no indemnification shall be paid to Indemnitee:

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                  (a) on account of any suit in which judgment is rendered
         against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law;

                  (b) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                  (c) to the extent expressly prohibited by applicable law or the Company's By-Laws;

                  (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, By-Law or agreement, except in respect of any excess beyond payment under such insurance, clause, By-Law or agreement; or

                  (e) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company; or (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

         SECTION 3. ACTION OR PROCEEDING OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE COMPANY. Indemnitee shall be entitled to the indemnification rights provided in this SECTION 3 if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Pursuant to this SECTION 3, Indemnitee shall be indemnified against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 4. ACTIONS BY OR IN THE RIGHT OF THE COMPANY. Indemnitee shall be entitled to the indemnification rights provided in this SECTION 4 if he was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation,

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partnership, joint venture, trust or other enterprise. Pursuant to this SECTION
4, Indemnitee shall be indemnified against expenses (including attorneys' fees) and costs actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

         SECTION 5. INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in SECTIONS 3 AND 4 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys fees) actually and reasonably incurred by him or on his behalf in connection therewith.

         SECTION 6. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. The person making any determination of entitlement to indemnification hereunder shall presume that Indemnitee is entitled to indemnification pursuant to the terms of this Agreement. Upon written request by Indemnitee for indemnification pursuant to SECTION 3 OR 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as that term is hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as that term is hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the Company's stockholders. Any Independent Counsel shall be selected by the Board of Directors and shall be reasonably acceptable to Indemnitee. Such determination of entitlement to indemnification shall be made not later than thirty (30) days after receipt by the Company of a written request for indemnification. Such request shall include such documentation or information as is reasonably necessary for such determination. Any costs or expenses (including attorneys, fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company, and the Company hereby agrees to indemnify and hold Indemnitee harmless from such costs and expenses irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If no determination of entitlement is made within thirty (30) days after the Company's receipt of the request therefor, Indemnitee shall be absolutely entitled to such indemnification, absent (i) a misstatement of a material fact in the request for indemnification or an omission of a material fact necessary to make the statements in such request not materially misleading, or (ii) a prohibition of such indemnification under applicable law. If the

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person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters. For purposes of this Agreement, the term "DISINTERESTED DIRECTOR" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee, and the term "INDEPENDENT COUNSEL" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "INDEPENDENT COUNSEL" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

         If it is determined that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court having subject matter jurisdiction thereof and in which venue is proper seeking an order or judgment by the court equivalent to the required determination or challenging any such determination or any aspect thereof.

         SECTION 7. ADVANCEMENT OF EXPENSES AND COSTS. All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided, however, that any claim for advancement of such expenses or costs shall be accompanied by
(i) a statement setting forth in reasonable detail the expenses and costs incurred by him in connection therewith and (ii) an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

         SECTION 8. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of any agreement, the Company's By-Laws, the Company's Amended Articles of Incorporation, vote of stockholders or Disinterested Directors, provision of law, or otherwise.

         SECTION 9. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of coverage available for any officer or director of the Company. The Company agrees to obtain such policy or policies if the Board of Directors determines it or they are available on terms reasonable to the Company.

         SECTION 10. DURATION OF AGREEMENT. This Agreement shall continue in full force and effect until the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns, shall continue in effect in accordance with its terms although Indemnitee has ceased to be a director, officer, employee or agent of the Company, and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

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         SECTION 11. SEVERABILITY. If any provision or provisions of this
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         SECTION 12. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

         SECTION 13. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         SECTION 14. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         SECTION 15. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

         SECTION 16. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a)      If to Indemnitee:

                           To the address set forth below.

                  (b)      If to the Company:

                           NetStaff, Inc.
                           168 South Park
                           San Francisco, CA 94107
                           Attn: President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

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         SECTION 17. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Indiana.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

NETSTAFF, INC.


By:
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Its: President


INDEMNITEE:






Address:
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ATTEST:


By:
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